Exhibit 99.1

INVESTOR P R E S E N T A T I O N SEPTEMBE R 2024

# TABLE OF CONTENTS

| DESCRIPTION | PAGE |
|---|---|
| Table of Contents | 2 |
| Safe Harbor Disclosure | 3 |
| Company Overview | 4 |
| Experienced Management Team | 5 |
| Attractive Portfolio Fundamentals | 6 |
| Portfolio Detail | 7 |
| Industrial Focused Portfolio | 8 |
| Geographically Diversified Portfolio | 9 |
| Diversified Tenant Base | 10 |
| Financial Summary | 11 |
| Operational Metrics | 12 |
| Growth Positioned Balance Sheet | 13 |
| Mortgage Debt Maturities | 14 |
| Lease Maturity Profile | 15 |
| Stable Occupancy | 16 |
| Acquisition Track Record | 17 |
| Recent Industrial Acquisitions | 18 |

| DESCRIPTION | PAGE |
|---|---|
| Opportunistic Dispositions | 19-20 |
| Recent Mortgages | 21 |
| Case Studies: | |
| Acquisition – Council Bluffs, IA | 22 |
| Leasing & Financing – St. Louis, MO | 23 |
| Leasing – Bensalem, PA | 24 |
| Summary | 25 |
| APPENDICES | |
| Top Tenant Profiles: | |
| FedEx | 28 |
| Northern Tool & Equipment | 29 |
| NARDA Holdings, Inc. | 30 |
| Havertys Furniture | 31 |
| LA Fitness | 32 |
| GAAP Reconciliation to FFO & AFFO | 34 |
| Non-GAAP Financial Measures | 35 |

2

I N V E S T O R P R E S E N T A T I O N O N E L I B E R T Y P R O P E R T I E S , I N C . 3 3 SAFE HARBOR This presentation contains certain forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . We intend such forward - looking statements to be covered by the safe harbor provision for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions . Forward - looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “could,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions or variations thereof and include, without limitations, statements regarding our future estimated rental income, funds from operations, adjusted funds from operations and our dividend . You should not rely on forward - looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect our results of operations, financial condition, cash flows, performance or achievements . Uncertainties, risks and factors which may cause actual results to differ materially from current expectations are contained in our SEC filings, and, in particular, the sections of our Annual Report on Form 10 - K for the year ended December 31 , 2023 , and Quarterly Reports on Form 10 - Q filed thereafter captioned “Risk Factors”, “Cautionary Note Regarding Forward Looking Statements”, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” . Copies of the SEC filings may be obtained from us or the SEC . We do not undertake to publicly update or revise any forward - looking statements included in this presentation, whether as a result of new information, future events or otherwise .

4 1. R e a l Estat e fundamentals focused com p any 2. Focused on i ndu s t r i al pr o pert i es 3. D i s c i p l i ned track r e c ord through e c onom i c cy cl e s 4. Alignment of interest – significant insider ownership COMPANY OVERVIEW

# EXPERIENCED MANAGEMENT TEAM

**Patrick J. Callan, Jr.**
President & CEO

- Chief Executive Officer since 2008, President since 2006, Director since 2002
- Senior Vice President of First Washington Realty Inc. from 2004 to 2005. A joint venture with CalPERS that controlled 100 shopping centers (13 million square feet) which was sold for $2.6 billion to Regency Centers/Macquarie
- Vice President of Kimco Realty Corporation (NYSE: KIM) from 1998 to 2004, joined in 1987. Responsible for a $3 billion, 200+ shopping center portfolio

**Lawrence G. Ricketts, Jr.**
EVP & COO

- Chief Operating Officer since 2008 and Executive Vice President since 2006 (Vice President since 1999)
- Over $3 billion of transaction experience in acquisitions, dispositions and financings

**Isaac Kalish, CPA**
SVP & CFO

- Chief Financial Officer since 2023 and Senior Vice President since 2022 and Vice President from 2013 through 2022
- Vice President and Treasurer of BRT Apartments Corp. (NYSE: BRT) since 2013 and 2014, respectively, and Senior Vice President since 2022
- Treasurer of the managing general partner of Gould Investors L.P. since 2013

**David W. Kalish, CPA**
SVP - Financial

- Senior Vice President – Finance since 2023
- Senior Vice President and Chief Financial Officer from 1990 through 2023.
- Senior Vice President, Finance of BRT Apartments Corp. (NYSE: BRT) since 1998 and Senior Vice President and Chief Financial Officer of the managing general partner of Gould Investors L.P. since 1990

**Matthew J. Gould**
Chairman

- Chairman of the Board since June 2013 and Vice Chairman from 2011 through 2013. President and Chief Executive Officer from 1989 to 1999; Senior Vice President from 1999 to 2011
- Senior Vice President of BRT Apartments Corp. (NYSE: BRT) since 1993 and Director since 2004
- Chairman/Manager of the managing general partner of Gould Investors L.P. since January 2013 and President and CEO from 1997 to 2012

**Fredric H. Gould**
Vice Chairman

- Vice Chairman of the Board since June 2013. Chairman of the Board from 1989 to 2013
- Chairman of BRT Apartments Corp. (NYSE: BRT) from 1984 to April 2013 and Director since 1984
- Chairman Emeritus of the managing general partner of Gould Investors L.P. since January 2013 and Chairman from 1997 to 2013

ONE LIBERTY PROPERTIES, INC.
INVESTOR PRESENTATION
5

# ATTRACTIVE PORTFOLIO FUNDAMENTALS[(1)]

| | |
|---|---|
| Total Square Footage | 10.8 M |
| Number of Properties | 106 |
| Occupancy | 98.2% |
| Contractual Rental income (2) | $71.1 M |
| Average Lease Term Remaining | 5.5 Years |

(1) Information presented as of June 30, 2024, including two properties owned by unconsolidated joint ventures

(2) Our 2024 contractual rental income represents, after giving effect to any abatements, concessions, deferrals or adjustments, the base rent payable to us during the twelve months ending June 30, 2025, under leases in effect at June 30, 2024. Our 2024 contractual rental income (i) includes $162,000 representing the base rent payable by Dick's Sporting Goods (Champaign, Illinois) in the twelve months ending June 30, 2025, although such lease is subject to termination by the landlord or tenant upon 90 days' notice and (ii) excludes, subject to the property generating specified levels of positive operating cash flow, $1.3 million of estimated variable lease payments from The Vue, a multi-family complex which ground leases the underlying land from us and as to which there is uncertainty as to when and whether the tenant will resume paying rent.



Multi-tenant – Council Bluffs, IA



FedEx Ground – Lowell, AR (Northwest Arkansas MSA)

ONE LIBERTY PROPERTIES, INC.

INVESTOR PRESENTATION

6

% o f 2024 Con tr actual Rental Income 2024 Con tr actual Renta l Income (1) N umbe r of Properties Type o f P r ope r ty 67.7% $48,096,061 56 Industrial 15.6 11,076,980 25 Re t a i l – Gener al 4.9 3,496,357 9 Re t a i l – Furn i t ure 2.8 1,965,195 5 Re t a i l – O ff i c e Su pp l y 9.0 6,444,883 11 Other (2) 100.0% $71,079,476 106 Total: (1) See “ - Attractive Portfolio Fundamentals” for explanation of 2024 Contractual Rental Income (2) Other consists of the following property types: Health & Fitness, Restaurant, Theater, Office, Veterinary hospital, and Apartments PORTFOLIO DETAIL 7 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

I N D U S T R I A L F O C U S E D P O R T F O L I O (1) 35 . 1% 40 . 1% 48 . 7% 55 . 4% 57 . 0% 57 . 3% 63.3% 0% 2 0% 4 0% 6 0% 20 1 7 20 1 8 20 1 9 20 2 0 20 2 1 20 2 2 20 2 3 % o f Ind u s t r ial R enta l Income , N e t (2) (1) F or the y e a r s e n d e d D e c e m be r 31 (2) Rental Income, net in accordance with Financial Accounting Standards Board Accounting Standards Codification 842 28 36 44 46 49 54 55 0 10 20 30 40 50 60 20 1 7 20 1 8 20 1 9 20 2 0 20 2 1 20 2 2 20 2 3 Ind u s t r ial P r ope r ties Owned A s o f J u n e 30 , 2024 : % of Industrial Rental Income, Net (2) – 66.1% Ind u s t r ial P r ope r ties Ow ne d - 56 8 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

GEOGRAPHICALLY DIVERSIFIED PORTFOLIO

- Own **106** properties in **31** states
- Strong markets drive value

PROPERTY LISTINGS

INDUSTRIAL
56 Properties
26 States
8,586,078 SF

RETAIL
39 Properties
18 States
1,509,095 SF

OTHER[(1)]
11 Properties
8 States
711,593 SF

[(1)]Other consists of the following property types: Health & Fitness, Restaurant, Theater, Apartments, Office and Other.

HIGHEST STATE CONCENTRATION BY 2024 CONTRACTUAL RENTAL INCOME

State	Number of Properties	2024 Contractual Rental Income	% 2024 Contractual Rental Income
South Carolina	8	$ 8,548,753	12.0%
New York	7	6,670,344	9.4
Texas	7	5,665,158	8.0
Pennsylvania	5	5,369,997	7.6
New Jersey	4	3,784,821	5.3
	31	**$30,039,073**	**42.3%**

ONE LIBERTY PROPERTIES, INC.
INVESTOR PRESENTATION
9

# DIVERSIFIED TENANT BASE

| Top Tenants | Number of Locations | 2024 Contractual Rental Income | % of 2024 Contractual Rental Income |
|---|---|---|---|
| FedEx (NYSE: FDX) | 5 | $3,735,618 | 5.3% |
| Northern Tool & Equipment | 1 | 3,106,909 | 4.4 |
| NARDA Holdings, Inc. | 1 | 2,982,908 | 4.2 |
| Havertys Furniture Companies, Inc. (NYSE: HVT) | 7 | 2,815,962 | 4.0 |
| LA Fitness International, LLC | 2 | 2,525,989 | 3.5 |
| **Total:** | **16** | **$15,167,386** | **21.4%** |

ONE LIBERTY PROPERTIES, INC.
INVESTOR PRESENTATION
10

# FINANCIAL SUMMARY

| | |
|---|---|
| Market Cap[(1)] | $588.8 M |
| Shares Outstanding[(1)] | 21.4 M |
| Insider Ownership[(2)] | 25.5 % |
| Current Annualized Dividend | $1.80 |
| Dividend Yield[(3)] | 6.5 % |


Applied Control
EMERSON

Applied Control Equipment – Denver, CO



Campania International / U.S. Tape – Philadelphia, PA

(1) Market cap is calculated using the shares outstanding and the closing OLP stock price of $27.54 at September 30, 2024
(2) Calculated as of September 30, 2024
(3) Calculated using the closing OLP stock price of $27.54 at September 30, 2024

ONE LIBERTY PROPERTIES, INC. INVESTOR PRESENTATION 11

OPERATIONAL METRICS (1) $1 . 9 0 $1 . 9 5 $1 . 9 8 $1 . 9 9 $ 1 . 8 0 $ 2 . 0 0 20 2 0 20 2 1 20 2 2 20 2 3 H i s to r ical A FFO P e r Sha r e (2) AFFO Payout (3) 90% 2023 91% 2022 92% 2021 95% 2020 (1) A reconciliation of net income per diluted share, as determined in accordance with GAAP, to AFFO per diluted share, may be found at the end of this presentation (2) F or t he y e a rs e nd e d D e c e mb e r 31 (3) Impacting the changes in the AFFO payout ratio are distributions of gains on property sales, which gains are excluded from the calculation of AFFO Si x Months Ended Ju n e 3 0 , 2024 : 12 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N AFFO per share - $0.95 AFFO P ayou t (3) - 95%

$944. 5 M Gros s A ss e t s (1) 44.4% T o t a l Deb t /Gr o s s A ss e t s (2) 100.0% Fi x ed Ra t e Debt 2. 3 to 1.0 Deb t Ser v ic e Co v erage Ra t i o (3) 2. 7 to 1.0 F i xed Char g e Co v era g e R a t io (3) BALANCE SHEET – POSITIONED FOR GROWTH AS AT JUNE 30,2024 ⬥ Liquidity available to acquire in excess of an estimated $ 250 million of pro p er t i es a s of Sep t em be r 3 0 , 20 2 4 ⬥ $100.0 million available on our Line of Credit, subject to borrowing base requi r em en t s , a s of Sep t em be r 3 0 , 20 2 4 (1) Gross assets represent total assets plus accumulated depreciation of $185.2 million (2) Total debt excludes unamortized deferred financing costs and intangible mortgage assets (i.e ., $3.6 million and $736,000, respectively) (3) Calculated in accordance with the terms of our credit facility 13 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

MORTGAGE DEBT MATURITIES AS AT JUNE 30, 2024

- Weighted average interest rate of **4.41%** on fixed rate debt
- There is approximately **$11.3 million** of scheduled amortization of mortgages for the twelve months ending June 30, 2025



BALLOON PAYMENTS DUE FOR THE TWELVE MONTHS ENDING JUNE 30,
($ in millions)
$200
$160
$120
$80
$40
$0
$50.7 (1)
$3.7
$41.5
$32.9
$38.4
$172.5
2025
2026
2027
2028
2029
2030 & Beyond

(1) The Company paid off or refinanced $20.2 million as of September 30, 2024

ONE LIBERTY PROPERTIES, INC. INVESTOR PRESENTATION 14

LEASE MATURITY PROFILE

Twelve Months Ending June 30,	Number of Expiring Leases	2024 Contractual Rental Income Under Expiring Leases	% of 2024 Contractual Rental Income Represented by Expiring Leases	Approximate Square Feet Subject to Expiring Leases (1)
2025	14	$ 3,273,962	4.6	529,377
2026	12	4,156,636	5.8	670,745
2027	31	8,466,024	11.9	1,182,593
2028	25	12,976,997	18.3	2,151,955
2029	22	11,936,539	16.8	1,805,370
2030	11	4,538,368	6.4	725,446
2031	12	6,893,731	9.7	1,046,676
2032	5	2,288,825	3.2	401,899
2033	13	6,456,361	9.1	857,298
2034	8	5,467,346	7.7	466,724
2035 & Beyond	9	4,624,687	6.5	772,695
	162	**$71,079,476**	**100.0%**	**10,610,778**

(1) Excludes an aggregate of 195,988 square feet of vacant space

ONE LIBERTY PROPERTIES, INC.
INVESTOR PRESENTATION
15

STABLE OCCUPANCY (1)(2) A t September 30 , 2024 : O ccupanc y – 99 . 1% 9 7 . 3% 99.3% 9 7 . 8% 9 6 . 8% 97.0% 9 7 . 9% 9 8 . 4% 98 . 8% 80 . 0% 90 . 0% 10 0 . 0% 2 0 2 0 20 2 1 20 2 2 20 2 3 2016 2017 2018 2019 (1) A s a t D e c e m be r 31 (2) Based on square footage, including 100% of our unconsolidated joint ventures 16 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

ACQUISITION TRACK RECORD $79 .5 $49 .3 $28 .3 $24 .3 $56 .5 $13 .4 $44.7 (1) $0 $20 $40 $60 $80 $1 0 0 $1 2 0 20 2 1 20 2 2 20 2 3 20 2 4 ($ in m ill ion s ) ACQUISITIONS PE R YEAR 2018 2019 2020 (1) Represents acquisitions completed through September 30, 2024. 17 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

RECENT INDUSTRIAL ACQUISITIONS (1) (1) See “ - Recent Mortgages” for concurrent or subsequent financing on certain properties (2) Yield represents the annualized straight - line rent over the remaining term of the lease, divided by the purchase price Yield (2) P urchase Price ( i n ‘000 s) Cu r rent Lease Expiration State MSA Tenant ( or d/b/a) Date A c q u i red 6.8% $33,000 03/31/2 8 - 02/28/31 IA Counc i l B l uffs Multi - tenant 08/19/24 8.1% $ 5,240 06/30/34 GA Savannah Ru s sell Eq u i pment , I nc. 05/23/24 7.1% $ 6,450 06/30/31 NM Albuquerque Qua li ty Cu s t o m D i str i b ution S er v i c e s , I nc. 04/24/24 6.0% $13,400 01/31/2 5 - 01/31/32 SC Columbia Multi - tenant 07/13/23 7.3% $ 8,561 12/31/2 6 - 08/31/27 OH Toledo Multi - tenant 11/15/22 6.6% $ 8,629 03/31/2 7 - 03/31/30 OH Toledo Multi - tenant 11/15/22 5.7% $ 8,430 06/30/26 KY Lexington Cu r a l e a f, I nc. 06/17/22 7.0% $ 5,770 03/31/2 7 - 12/31/27 IL Chicago Multi - tenant 05/16/22 5.8% $17,000 07/31/32 GA Dalton Q . E .P. , I nc. 05/12/22 6.2% $ 8,100 07/31/30 FL Fort M y e r s Conditio n ed A i r Co mp any of Nap l es, LLC 01/05/22 18 O N E L I B E R T Y P R O P E R T I E S , I N C . I N V E S T O R P R E S E N T A T I O N

# OPPORTUNISTIC DISPOSITIONS

## 2024 SALES TO DATE

| Date Sold | Date Acquired | Property Type | Tenant (or d/b/a) | MSA | State | Gross Sales Price (in '000s) | Net Gain/(Loss) (in '000s) |
|---|---|---|---|---|---|---|---|
| 09/23/24 | 05/21/14 | Retail | Hobby Lobby | Minneapolis | MN | $ 4,750 | $ 921 |
| 08/29/24 | 05/30/19 | Industrial | Former Echo, Inc. | Lake County | IL | $ 4,425 | $ 1,177 |
| 08/15/24 | 08/09/11 | Health & Fitness | Former LA Fitness | Cincinnati | OH | $ 4,350 | $ 17[(1)] |
| 06/28/24 | 09/26/08 | Retail | Former Bed Bath & Beyond | Atlanta | GA | $ 6,700 | $ 2,072 |
| 06/10/24 | 10/25/12 | Retail | Walgreens | Cape Girardeau | MO | $ 2,793 | $ 978[(2)] |
| 06/07/24 | 02/07/12 | Retail | Urban Outfitters | Lawrence | KS | $ 1,300 | $ 43 |
| 06/06/24 | 04/07/06 | Retail | Havertys | Wichita | KS | $ 6,600 | $ 1,884 |
| 05/09/24 | 12/26/12 | Industrial | FedEx | Dayton | OH | $ 2,793 | $ 1,507 |
| 05/06/24 | 03/12/12 | Restaurant | Applebee's | Atlanta | GA | $ 2,834 | $ 964 |
| 03/06/24 | 02/25/15 | Retail | Hacienda Colorado | Lakewood | CO | $ 2,900 | $ 1,784[(3)] |
| | | | | TOTAL – NINE MONTHS ENDED SEPTEMBER 30, 2024 | | $39,445 | $11,347 |
| | | | | NET PROCEEDS ON SALES – NINE MONTHS ENDED SEPTEMBER 30, 2024 | | $24,747 | |

(1) Excludes an impairment charge of $1.1 million recognized during the second quarter of 2024
(2) Represents 100% of the gain on the sale of a portion of the property owned by a consolidated joint venture in which we had a 95% interest. Our share of the gain was approximately $873,000.
(3) Represents 100% of the gain on the sale of a portion of the property owned by a consolidated joint venture in which we have a 90% interest. Our share of the gain was approximately $1.6 million.

ONE LIBERTY PROPERTIES, INC.
INVESTOR PRESENTATION
19

# OPPORTUNISTIC DISPOSITIONS (Continued)

## 2023 SALES

| Date Sold | Date Acquired | Property Type | Tenant (or d/b/a) | MSA | State | Gross Sales Price (in '000s) | Net Gain/(Loss) (in '000s) |
|---|---|---|---|---|---|---|---|
| 12/21/23 | 11/07/96 | Retail | Barnes & Noble | Fort Myers | FL | $ 7,300 | $ 3,997 |
| 12/15/23 | 04/07/06 | Retail | Havertys | Virginia Beach | VA | $ 5,500 | $ 1,727 |
| 12/15/23 | 06/15/15 | Retail | Various | Manahawkin | NJ | $ 18,250 | $ (108)[(1)] |
| 12/07/23 | 05/17/12 | Restaurant | Applebee's | Atlanta | GA | $ 2,903 | $ 989 |
| 12/05/23 | 03/12/12 | Restaurant | Applebee's | Atlanta | GA | $ 3,758 | $ 1,325 |
| 12/05/23 | 03/12/12 | Restaurant | Applebee's | Atlanta | GA | $ 3,542 | $ 1,256 |
| 11/17/23 | 12/03/13 | Restaurant | TGI Fridays | Richmond | VA | $ 3,200 | $ 265 |
| 11/15/23 | 01/23/14 | Restaurant | Chuck E Cheese | Indianapolis | IN | $ 2,200 | $ 226 |
| 11/14/23 | 02/25/15 | Land | Raising Canes | Lakewood | CO | $ 3,333 | $ 2,177[(2)] |
| 09/20/23 | 12/03/13 | Restaurant | TGI Fridays | Greensboro | NC | $ 3,250 | $ 332 |
| 05/31/23 | 04/07/06 | Retail | Havertys | Atlanta | GA | $ 6,000 | $ 3,180 |
| 02/28/23 | 11/10/05 | Restaurant | TGI Fridays | New York | NY | $ 4,200 | $ 1,534 |
| | | | | | **TOTAL – YEAR ENDED DECEMBER 31, 2023** | **$63,436** | **$16,900** |
| | | | | | **NET PROCEEDS ON SALES – YEAR ENDED DECEMBER 31, 2023** | **$46,601** | |

(1) Represents our 50% share of the loss on the sale of a property owned by an unconsolidated joint venture. Excludes our 50% share of an impairment charge, or $850,000, recognized during the third quarter of 2023.
(2) Represents 100% of the gain on the sale of a property owned by a consolidated joint venture in which we have a 90% interest. Our share of the gain was approximately $2.0 million.

ONE LIBERTY PROPERTIES, INC. INVESTOR PRESENTATION 20

# RECENT MORTGAGES

| Date Financed/ Refinanced | Property Type | Tenant (or d/b/a) | MSA | State | Mortgage Amount (in '000s) | New Money (in '000s) | Mortgage Maturity | Interest Rate |
|---|---|---|---|---|---|---|---|---|
| **NEW MORTGAGES** | | | | | | | | |
| 08/19/24 | Industrial | Multi-tenant | Council Bluffs | IA | $18,425 | N/A | 09/01/34 | 6.08% |
| 06/07/24 | Industrial | Russell Equipment, Inc. | Savannah | GA | $ 2,812 | N/A | 07/01/35 | 6.00% |
| 06/07/24 | Industrial | Quality Custom Distribution Services, Inc. | Albuquerque | NM | $ 3,401 | N/A | 01/01/32 | 6.00% |
| 07/13/23 | Industrial | Multi-tenant | Columbia | SC | $ 4,280 (1) | N/A | 06/01/29 | 4.60% |
| 02/13/23 | Industrial | Transcendia | Greenville | SC | $ 4,800 | N/A | 03/01/28 | 5.47% |
| | | | | TOTALS | $50,718 | | | |
| **REFINANCED MORTGAGES** | | | | | | | | |
| 07/18/24 | Industrial | Multi-tenant | St. Louis | MO | $15,500 | $ 6,300 | 08/01/30 | 6.17% |
| 03/04/24 | Industrial | DSG | St. Louis | MO | $ 6,000 | $ 300 | 04/01/34 | 6.24% |
| 01/18/24 | Retail | Multi-tenant | Royersford | PA | $22,000 | $ 3,900 | 02/01/34 | 6.14% |
| 11/14/23 | Industrial | FedEx | Indianapolis | IN | $ 8,750 | $ 3,900 | 12/01/33 | 5.91% |
| 11/03/23 | Industrial | FedEx | Durham | NC | $ 4,250 | $ 2,000 | 12/01/28 | 6.25% |
| 06/23/23 | Industrial | Shutterfly | Fort Mill | SC | $18,650 | $11,900 | 01/01/34 | 5.56% |
| | | | | TOTALS | $75,150 | $28,300 | | |

(1) This mortgage was assumed in connection with the acquisition of the related property

ONE LIBERTY PROPERTIES, INC.

INVESTOR PRESENTATION

21

# ACQUISITION CASE STUDY – INDUSTRIAL
# RIVER ROAD LOGISTICS BUILDING I

- Industrial building in **Council Bluffs, IA** (Omaha MSA) – acquired in 2024.
- The **302,347 SF** building is net leased to three tenants.
- The **Class A** concrete tilt building was constructed in 2023, features 32' clear and 32 loading doors (ability to add 24 in the future).
- Located directly adjacent to a four-way interchange of Interstate 80 and Interstate 29.
- The in-place base rent per square foot of $7.12/SF is **below market**. The leases increase annually between 2.0% - 3.0%.

| | |
|---|---|
| Purchase Price | $ 33,000,000 |
| Mortgage | (18,425,000) |
| Net Equity Invested | $ 14,575,000 |
| | |
| Year 1 Base Rent | $ 2,152,000 |
| Interest Expense – 6.08% | (1,120,000) |
| Net Cash to OLP | $ 1,032,000 |
| | |
| **5-Year Cash on Cash Return** | **7.97%** |



River Road Logistics Building I – Council Bluffs, IA (Omaha MSA)

ONE LIBERTY PROPERTIES, INC.
INVESTOR PRESENTATION
22

# LEASING & FINANCE CASE STUDY – INDUSTRIAL ST. LOUIS, MO

- Industrial building in **St. Louis, MO** – acquired in 2015.
- The **339,094 SF** building is net leased to CHEP USA and FedEx Ground Package System, Inc.
- The building features 24' clear and has 34 loading doors.
- In June 2024, CHEP USA (50% of GLA) **extended** its **lease** for 5 years and increased rent by **32%** with 3% annual increases.
- In July 2024, **refinanced** the **loan** on this property for an additional 6 years (August 2030).
  - This new loan resulted in **$6.3M in net proceeds** based on appreciated asset value and increased rent

| | |
|---|---|
| Base Rent Upon Acquisition | $ 1,373,000 |
| Rent per Square Foot | $ 4.05/SF |
| Current Base Rent | $ 1,730,000 |
| **Current Rent per Square Foot** | **$ 5.10/SF** |



CHEP & FedEx – St. Louis, MO

ONE LIBERTY PROPERTIES, INC.    INVESTOR PRESENTATION    23

# LEASING CASE STUDY – INDUSTRIAL BENSALEM, PA

- Industrial building in **Bensalem, PA (Philadelphia MSA)** - acquired in 2019.
- The **82,177 SF** building is net leased to two tenants.
- The building features 24' clear and 12 loading doors.
- Upon acquisition, market rent for the property was $5.50/SF. Today, market rent for the property is more than $10.00/SF.
- **In 2024**, a new 7-year lease was signed with Daikin Applied Americas, Inc. for 26% of GLA. The **base rent is 105% greater** than the previous tenant's base rent and includes 3% annual increases.

| | |
|---|---|
| Base Rent Upon Acquisition | $ 395,000 |
| Rent per Square Foot | $ 4.80/SF |
| Current Base Rent | $ 583,000 |
| **Current Rent per Square Foot** | **$ 7.10/SF** |


Multi-Tenant Industrial – Bensalem, PA (Philadelphia MSA)

ONE LIBERTY PROPERTIES, INC.
INVESTOR PRESENTATION 24

25 1. R e a l Estat e fundamentals focused com p any 2. Focused on i ndu s t r i al pr o pert i es 3. D i s c i p l i ned track r e c ord through e c onom i c cy cl e s 4. Alignment of interest – significant insider ownership S U MM A R Y – W H Y O L P ?

A PP E N D I C E S

TOP T E N A N T S ’ PROFILES Ha ve r t y s Fu r nitu r e

# FEDEX– TENANT PROFILE

- Tenant: Operating Subsidiaries of **FedEx Corporation** (NYSE: FDX) (Source: Tenant's website)
  - World's largest express transportation company with service to more than 220 countries
  - FedEx Ground Package System, Inc. is the leading North American provider for ground and small package delivery and operates over 600 facilities and 100,000 vehicles
  - Total assets of $87.0 billion and stockholders' equity of $27.6 billion at May 31, 2024



FedEx – Lowell, AR (Northwest Arkansas MSA)

- **5 properties** represents **5.3%** of 2024 contractual rental income and **642,888 SF**

**% of Contractual Rental Income**

- Lowell, AR: 1.7%
- Delport, MO: 1.3%
- Indianapolis, IN: 1.2%
- Durham, NC: 0.7%
- Pinellas Park, FL: 0.4%

- Representative: **FedEx – Lowell, AR**
  - Location: 400N Goad Springs Road, **Lowell, AR**
  - Features 240,469 SF of warehouse space, and over 7,900 SF of office space
  - Building: **248,370 SF** on **30.18 acres** of land
  - Lease expires July 23, **2027**

ONE LIBERTY PROPERTIES, INC.
INVESTOR PRESENTATION
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# NORTHERN TOOL & EQUIPMENT– TENANT PROFILE

- Tenant: **Northern Tool & Equipment**
  (Source: Tenant's website)
  - Distributor and retailer of industrial grade and personal use power tools and equipment
  - Over 120 retail stores in the U.S.
  - Class A, 30' clearance building is situated 18 miles south of downtown **Charlotte, NC** off Interstate-77

- Represents **4.4%** of 2024 contractual rental income
- Location: 1850 Banks Road, Fort Mill, SC
  - Building: **701,595 SF** on **40.0 acres** of land
  - Lease expires April 30, **2029**


Northern Tool & Equipment – Fort Mill, SC


Huntersville
Mt Holly
Charlotte
Kilborne District Park
Matthews
Pineville
McDowell Nature Preserve
Tega Cay
Weddington
Rock Hill
Waxhaw
I-77 96,000 Traffic Count
SUBJECT PROPERTY
1850 Banks Road, Fort Mill, SC
NORTHERN TOOL + EQUIPMENT
Energizer
New 877,200 SF D.C Facility under Construction
ROSS DRESS FOR LESS
New 1.2 Million SF D.C Facility
West Marine
765,000 SF D.C Facility
N

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INVESTOR PRESENTATION
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# NARDA HOLDINGS, INC. – TENANT PROFILE

- Tenant: **NARDA Holdings, Inc.**
  (Source: Tenant's website)
  - L3 Technologies, Inc., (a wholly owned subsidiary of L3 Harris Technologies, Inc. (NYSE: LHX)) assigned this lease to NARDA Holdings and L3 continues as an obligor under such lease.
    - NARDA was founded more than 60 years ago
  - L3 Harris is a US based defense technology company
  - L3 Harris Technologies, Inc. has a public market cap of $44 billion as of September 10, 2024



NARDA Holdings, Inc. – Hauppauge, NY

- Represents **4.2%** of 2024 contractual rental income
- Location: 435 Moreland Road, Hauppauge, NY
  - Building: **201,614 SF** on **12.4 acres**
  - Lease expires September 30, **2033**


50,000 Daily Traffic
31,000 Daily Traffic
178,000 Daily Traffic
SUBJECT PROPERTY
435 Moreland Rd
Hauppauge, NY
Parkway Dr N
Northern State Pkwy
Oser Ave
Davids Dr
Florida Ave
Redleaf Ln
Wireless Blvd
Laser Ct
Modular Ave
Mall Dr
Deepdale Dr
Shinbone Ln
Pinewood Dr
Tulipwood Dr
Sagikos Pkwy
Vanderbilt Pkwy
Austin Blvd
Garet Pl
Thomas St
Le Grand St
Long Island Expressway North Service Rd
Long Island Expy
495
67
Arthur St
Van Buren St
Bluejay Dr

ONE LIBERTY PROPERTIES, INC.    INVESTOR PRESENTATION    30

# HAVERTYS FURNITURE – TENANT PROFILE

- Tenant: **Havertys Furniture Companies, Inc.** (NYSE: HVT) (Source: Tenant's website)
  - Full-service home furnishing retailer founded in 1885
  - Public company since 1929
  - 125 showrooms in 17 states in the Southern and Midwestern regions
  - Total assets of $642 million and stockholders' equity of $307 million at June 30, 2024


HAVER
FURNI

Havertys – Cedar Park, TX (Austin MSA)

- Represents **4.0%** of 2024 contractual rental income
- **7 properties** aggregating **348,674 SF**
  - Lexington, KY
  - Amarillo, TX
  - Newport News, VA
  - Tyler, TX
  - Richmond, VA
  - Cedar Park (Austin), TX
  - Bluffton (Hilton Head), SC
- Generally, leases expire from August 2026 through August 2031.

ONE LIBERTY PROPERTIES, INC. INVESTOR PRESENTATION 31

LA FITNESS – TENANT PROFILE L A F i t n es s – S e c auc u s , NJ O N E L I B E R T Y P R O P E R T I E S , I N C . 32 I N V E S T O R P R E S E N T A T I O N  Tenant: LA Fitness International, LLC ( S ou r c e : T e na n t ’ s w e b s it e ) » O p e r at es o v er 5 70 c l u b s i n 2 2 s t at es a n d C a na da » Founded in 1984 and is headquartered in Irvine, CA  2 p r ope r ties repre s e n t s 3 . 5 % o f 2 0 24 contractual rental income and 103,663 SF % o f 2024 C on t r a ct u a l Rent a l Income  Secaucus , N J :  Tuc k er, G A : 2 . 1% 1 . 4%  Representative: LA Fitness – Secaucus, NJ » Loc a t i o n : 4 85 Harm o n M eadow B l vd, Secaucus, NJ ; 4 miles west of Manhattan; » Features 2 million SF of office space, 7 hotels and over 1 million SF of retail space » Bui l d i n g : 44 , 8 63 SF o n 1 . 2 3 ac r e s o f l and » Lea s e exp i res Feb r u ary 29 , 2040

GAAP RECONCILIATION

# GAAP RECONCILIATION

The following table provides a reconciliation of net income per share of common stock (on a diluted basis) in accordance with GAAP to FFO and AFFO

| | 6 MONTHS ENDED | YEARS ENDED DECEMBER 31, | | | |
|---|---|---|---|---|---|
| | JUNE 30, 2024 | 2023 | 2022 | 2021 | 2020 |
| **GAAP net income attributable to One Liberty Properties, Inc.** | **$0.68** | **$1.38** | **$1.99** | **$1.85** | **$1.33** |
| Add: depreciation & amortization of properties | 0.55 | 1.13 | 1.09 | 1.06 | 1.12 |
| Add: our share of depreciation & amortization of unconsolidated JVs | - | 0.02 | 0.02 | 0.03 | 0.03 |
| Add: impairment loss | 0.05 | - | - | - | 0.02 |
| Add: our share of impairment loss of unconsolidated JV property | - | 0.04 | - | - | - |
| Add: amortization of deferred leasing costs | 0.02 | 0.03 | 0.03 | 0.02 | 0.02 |
| Deduct: gain on sale of real estate | (0.43) | (0.80) | (0.79) | (1.21) | (0.85) |
| Add/Deduct: equity in loss (earnings) from sale of unconsolidated JVs | - | 0.01 | - | (0.04) | (0.01) |
| Adjustments for non-controlling interests | 0.01 | 0.01 | - | 0.01 | - |
| **NAREIT funds from operations per share of common stock** | **$0.88** | **$1.82** | **$2.34** | **$1.72** | **$1.66** |
| Deduct: straight-line rent accruals & amortization of lease intangibles | (0.05) | (0.13) | (0.16) | (0.06) | (0.08) |
| Deduct: lease termination fee income | (0.01) | - | - | (0.03) | - |
| Deduct: other income and income on settlement of litigation | - | (0.01) | (0.25) | - | - |
| Deduct: additional rent from ground lease tenant | - | - | (0.22) | - | - |
| Deduct: income on insurance recoveries from casualty loss | - | - | (0.04) | (0.03) | (0.02) |
| Add: amortization of restricted stock & RSU compensation | 0.11 | 0.25 | 0.26 | 0.26 | 0.23 |
| Add: amortization & write-off of deferred financing costs | 0.02 | 0.04 | 0.05 | 0.05 | 0.05 |
| Add: amortization of lease incentives and mortgage intangible assets | - | 0.02 | - | - | - |
| Add: prepayment costs on debt | - | - | - | 0.04 | 0.06 |
| **Adjusted funds from operations per share of common stock** | **$0.95** | **$1.99** | **$1.98** | **$1.95** | **$1.90** |

ONE LIBERTY PROPERTIES, INC.

INVESTOR PRESENTATION

34

I N V E S T O R P R E S E N T A T I O N O N E L I B E R T Y P R O P E R T I E S , I N C . 35 35 NON - GAAP FINANCIAL MEASURES One Liberty compute funds from operations, or FFO, in accordance with the “White Paper on Funds From Operations” issued by the National Association of Real Estate Investment Trusts (“NAREIT”) and NAREIT’s related guidance. FFO is defined in the White Paper as net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write - downs of certain real estate assets and investments in entities where the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. In computing FFO, One Liberty does not add back to net income the amortization of costs in connection with its financing activities or depreciation of non - real estate assets. One Liberty computes adjusted funds from operations, or AFFO, by adjusting from FFO for our straight - line rent accruals and amortization of lease intangibles, deducting from income, additional rent from ground lease tenant, income on settlement of litigation, income on insurance recoveries from casualties, lease termination and assignment fees, and adding back amortization of restricted stock and restricted stock unit compensation expense, amortization of costs in connection with its financing activities (including our share of our unconsolidated joint ventures), debt prepayment costs and amortization of lease incentives and mortgage intangible assets. Since the NAREIT White Paper does not provide guidelines for computing AFFO, the computation of AFFO may vary from one REIT to another. One Liberty believes that FFO and AFFO are useful and standard supplemental measures of the operating performance for equity REITs and are used frequently by securities analysts, investors and other interested parties in evaluating equity REITs, many of which present FFO and AFFO when reporting their operating results. FFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization of real estate assets, which assumes that the value of real estate assets diminish predictability over time. In fact, real estate values have historically risen and fallen with market conditions. As a result, management believes that FFO and AFFO provide a performance measure that when compared year over year, should reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, interest costs and other matters without the inclusion of depreciation and amortization, providing a perspective that may not be necessarily apparent from net income. Management also considers FFO and AFFO to be useful in evaluating potential property acquisitions. FFO and AFFO do not represent net income or cash flows from operations as defined by GAAP. FFO and AFFO should not be considered an alternative to net income as a reliable measure of our operating performance; nor should FFO and AFFO be considered an alternative to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity. FFO and AFFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization, capital improvements and distributions to stockholders. Management recognizes that there are limitations in the use of FFO and AFFO. In evaluating our performance, management is careful to examine GAAP measures such as net income and cash flows from operating, investing and financing activities.